Exhibit 10.1
Second Amendment to Tissue Recovery Agreement between Osteotech, Inc. and
Community Blood Center d/b/a Community Tissue Services
     This Second Amendment to Tissue Recovery Agreement (“Amendment”) is entered into as of the 14th day of May, 2007 (the “Amendment Effective Date”), by and between Community Blood Center, an Ohio not-for-profit corporation also doing business as Community Tissue Services (“CTS”), and Osteotech, Inc. (“OTI”), a Delaware corporation.
RECITALS
1. OTI and CTS entered into a Tissue Recovery Agreement (“Agreement”) dated as of March 1, 2006, as amended by the First Amendment to Tissue Recovery Agreement dated as of February 17, 2007 (as amended, the “Agreement”).
2. OTI and CTS now desire to amend the Agreement.
NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OTI and CTS hereby agree that the Agreement is hereby amended as follows:
1.	Section 1.1.1(a) of the Agreement is hereby amended to add CTS shall provide Whole Tissue Donors, male up to age ** and female up to age **, to OTI. ****** CTS shall endeavor to provide *** donors in the first ** months of this agreement and a minimum of *** donors annually thereafter. Quantities are subject to adjustment for an increase in donor base and changes in criteria which could adversely impact donor supply.

2.	Exhibit C, Tissue Reimbursement Fee Schedule, is hereby amended to add a fee of $****** for each Whole Tissue Donor provided.

3.	Section 1.1.2(d) of the Agreement is hereby amended to remove the donor consent from the Donor Eligibility documents that CTS provides to Osteotech.

4.	Exhibit D, Whole Donor Tissues, is added

EXHIBIT D
Whole Donor Tissue

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Additional Tissue Desired if available and procured

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     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the Amendment Effective Date.

Osteotech, Inc.			Community Blood Center d/b/a Community Tissue Services

By:		/s/ Sam Owusu-Akyaw	By:		/s/ Julia M. Belden

	Name:	Sam Owusu-Akyaw		Name:	Julia M. Belden
	Title:	Chief Executive Officer		Title:	Chief Financial Officer

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